Semiannual Report

June 30, 2001

--------------------------------------------------------------------------------
Institutional Mid-Cap
Equity Growth Fund

T. Rowe Price Invest with Confidence (registered trademark)

DEAR INVESTOR

Stocks plunged to new lows early in 2001 and managed only a partial recovery by the end of the first half, despite a succession of Federal Reserve interest rate cuts. Aggressive growth stocks, particularly in the technology sector, continued a downward spiral begun last year. Small- and mid-caps outperformed larger issues. The Institutional Mid-Cap Equity Growth Fund avoided much of the carnage, aided by its focus on reasonably priced growth stocks, but finished the half with a slight negative return.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/01                             6 Months            12 Months
--------------------------------------------------------------------------------

Institutional Mid-Cap
Equity Growth Fund                                  -0.91%                 0.57%

S&P MidCap 400 Index                                 0.97                  8.87

Russell Midcap Growth Index                        -12.96                -31.51

Lipper Mid-Cap Growth
Fund Index                                         -12.46                -29.61

Your fund held its value far better than its more aggressive benchmarks over the past six and 12 months, as shown in the table, but modestly lagged the S&P MidCap 400 Index, which represents a balance of both growth and value stocks. Value stocks performed much better than growth stocks during the period. Our new peer group average, the Lipper Mid-Cap Growth Fund Index, which we introduce with this report, is more growth oriented (as its name implies) than our former benchmark, the Lipper Mid-Cap Core Fund Index. (Lipper Inc., the well-known mutual fund rating firm, recently changed its classification system. As a result, your fund was placed in the "growth" rather than the "core" category.) The Lipper Mid-Cap Core Fund Index fell 0.33% in the first half and declined 4.29% over the past 12 months.

MARKET ENVIRONMENT

The Federal Reserve slashed the federal funds target rate six times for a total of 2.75 percentage points in the first half. This aggressive series of moves-unparalleled since the early 1980s-came in response to a dramatic drop in economic activity that made the New Economy seem like a myth. The sudden reversal in the once-invincible U.S. economy was caused by plunging capital spending, especially in the technology and telecommunications sectors, soaring energy prices, and the lagged effects of Fed rate increases in the prior two years. Industrial production and commercial real estate prices fell, and the unemployment rate rose from historic lows. Moreover, the slowdown was global. Europe, despite its carefully laid plans and aspirations, was unable to replace the U.S. as the engine of world growth. The burden once again fell to the all-important American consumer, who, despite diminished confidence, continued to spend at an impressive rate.

Stocks made two significant attempts to rally during the period, but weakness in corporate earnings cut short those advances. Only certain financial and consumer stocks enjoyed broad-based gains. The market may have hit bottom in early April, but a sharp, technology-led rally that ensued ran out of steam in mid-May. The well-publicized carnage in the technology and telecom-equipment sectors persisted, as results from industry leaders continued to come in well short of reduced expectations. By the end of the first half, even many traditionally defensive sectors such as health care, utilities, and energy had faltered, the latter in response to a surprisingly swift decline in oil and natural gas prices in recent months.

Growth vs. Value
--------------------------------------------------------------------------------

Periods Ended 6/30/01                             6 Months            12 Months
--------------------------------------------------------------------------------

Russell Midcap Growth Index                        -12.96%              -31.51%

Russell Midcap Value Index                           3.26                23.92


Over the past 12 months, value stocks outperformed growth stocks by an exceedingly wide margin. The unprecedented outperformance of growth stocks during the late '90s has been completely erased by a value rebound of equal magnitude since March 2000. In addition, mid-cap earnings growth overtook large-cap earnings growth in the fourth quarter of 2000, and mid-caps have performed better than large-caps since mid-1999 after dwelling in the shadows for years. The sector currently trades at approximately 18 times forecasted 2001 earnings, which compares very favorably with large-caps' forward price/earnings ratio of 23. Valuations for mid-caps are even more attractive on a price-to-sales and price-to-cash-flow basis.

PORTFOLIO REVIEW

The consumer, financial, and business services sectors were the fund's top overall contributors during the first half, though we also enjoyed strong performance from select technology stocks.

Our best individual contributor was semiconductor capital equipment maker KLA-Tencor. The highly cyclical chip-equipment group was one of the first to hear the bear's footsteps last year, and by autumn had reached attractive valuation levels. KLA-Tencor has been a longtime fund holding, and we increased our position significantly in last year's second half. Semiconductors were among the strongest groups in the market in the first half, despite the overall technology decline. As KLA-Tencor rebounded, we trimmed our position. Related stocks that performed well included programmable logic device maker Lattice Semiconductor and chip-equipment provider Novellus Systems.

Biopharmaceutical stock Gilead Sciences was the fund's second-best contributor. Gilead focuses on infectious diseases and cancer, and may receive approval this year for a key HIV treatment, tenofovir DF, which has shown promise in late-stage trials.

Our third-best contributor was video game software leader Electronic Arts, which owns titles such as Madden NFL 2001 and is likely to be the dominant software supplier for the next generation of gaming consoles, including Sony's PlayStation2 and Microsoft's Xbox. Electronic Arts is also the leading maker of games for PCs. Thanks to investor enthusiasm for these prospects, the stock has rallied throughout much of the first half, through good markets and bad.

We have long favored the business services sector for its solid growth prospects, strong free cash flow, and recurring revenue business models. Computer services stocks, in our view, offer opportunities to play the technology revolution at reasonable valuations. This stance did not serve us well in the late '90s when investor excitement focused on companies developing breakthrough products in computer networking and fiber optics, and actual profits were of secondary concern. Pedestrian-but sustainable-growth rates of 15% to 20% held no appeal for investors bent on finding the next Cisco Systems. Now, with even Cisco down nearly 80% from its all-time high, and the prospects of many competitors iffy at best, computer services stocks have gained new respect. As a result, the fund benefited from strong performances by Concord EFS, which processes debit- and credit-card payments for supermarkets, convenience stores, and gas stations, and Affiliated Computer Services, which provides technology services and systems integration for corporations and the federal government.

The resilience of the consumer benefited retailers BJ's Wholesale Club and Best Buy, the latter of which more than doubled during the period even as the economy spiraled down. Discount chains such as BJ's Wholesale Club tend to be somewhat recession-resistant because consumers intensify their search for bargains during hard times. Best Buy struggled with earnings last year and disappointed many investors (including us) with its acquisition of Musicland last fall. Nonetheless, Best Buy is taking market share from Circuit City and is extraordinarily well positioned to benefit from increasing sales of digital consumer devices.

Not surprisingly, technology was our worst-contributing sector, dragged down by e-commerce and computer software stocks such as Exodus Communications, NetIQ, Informatica, and Internet Security Systems. The viability of the once high-flying Exodus has been called into question by massive overcapacity in the Web-hosting field that it dominates. While business from failing dot-coms disappeared even faster than we had anticipated, the nearly lethal blow for Exodus has been the evaporation of demand from major corporations, which we had viewed as a mainstay of the business going forward. With plenty of competition and too much capacity, the future of Exodus as a stand-alone company is in doubt.

Biotechnology research-tool providers were hammered in the aftermath of the completion last year of the Human Genome Project. A drop-off in demand for bioanalytical technology, combined with an ongoing product transition and slowing revenues among large pharmaceutical companies, made Waters Corporation the fund's worst contributor. Waters' shares were also near an all-time high at the end of last year. Similar issues, along with faulty software in some of the company's genetic research chips, plagued shares of Affymetrix.

Finally, telecommunications stocks hurt your fund's performance, especially those of the volatile competitive local-exchange carriers McLeodUSA and Allegiance Telecom. Allegiance is the best of breed and will likely emerge as a long-term winner, but could not escape the virtual obliteration of the group as overleveraged players ran out of financing and began to file for bankruptcy. One of the things that attracted us to Allegiance and McLeodUSA was the fact that, in contrast to many competitors, their revenues were sufficient-or nearly so-to cover their debt service. But near the end of last year, McLeodUSA acquired a struggling long-haul service provider. In hindsight, the purchase has been a disaster. Long-haul telecommunications service has been the most vulnerable to price competition, the result of the glut of coast-to-coast fiber laid during the late '90s. The new business is nearly a complete write-off, yet McLeodUSA is stuck paying off the extra debt it took on to buy it, casting a cloud over the future of the entire company.

Sector Diversification
--------------------------------------------------------------------------------

                                                  12/31/00              6/30/01
--------------------------------------------------------------------------------

Business Services                                       29%                  30%

Health Care                                             22                   21

Technology                                              18                   17

Financial                                               12                   12

Consumer                                                 7                    8

Energy                                                   7                    6

Industrial                                               3                    4

Reserves                                                 2                    2
--------------------------------------------------------------------------------

Total                                                  100%                 100%


INVESTMENT STRATEGY AND OUTLOOK

An age-old maxim on Wall Street warns that the most dangerous words in the English language are "this time, it's different." Perhaps it was the strength of the economy of the late 1990s. Or maybe it was the promise of new telecommunications technology that would link the world via the Internet. Or it simply could have been the giddiness of a long bull market. Whatever its origin, Americans came to believe in a New Economy that was changing the paradigm of how we worked and lived. Never mind that no one ever clearly articulated the essence of the New Economy. It was digital, fast-paced, and free of the restraints-machines, bureaucracy, and, symbolically, jackets and ties-that tethered the Old Economy. The New Economy captured our collective imaginations and was endorsed by policymakers, business leaders, the press and, of course, Wall Street. Skeptics were admonished that they just didn't "get it."

The idea of a New Economy lent credibility to behavior that, in retrospect, was not rational. As we wrote at year-end, financial history will record that the real anomaly of the late '90s was not the Internet frenzy itself but a capital-spending boom of unprecedented magnitude. There was vast overspending on information technology, precipi-tated by Y2K fears, the Internet gold rush, and panic buying by Old Economy companies in an effort to keep pace. Then, suddenly, the boom turned to bust.

Even after a year of painful contraction, there is still significant overcapacity in many areas of technology, from personal computers to fiber optics. The Federal Reserve has responded by cutting interest rates very aggressively. In the absence of inflation, this is probably the correct response. However, rate cuts alone will not jump-start capital spending in the near term, especially in the tech sector. Many companies have seen their revenues fall by half in just six months, and it will take more than a few quarters to balance supply and demand. The economy simply needs time to adjust, but we don't know how much time.

Fortunately, the consumer has continued to spend throughout this period, in spite of plenty of data suggesting that personal balance sheets are laden with debt. Purchases of cars and homes have been particularly brisk. In our opinion, the consumer holds the key to whether we flirt with very low growth or fall into a full-fledged recession. Will there be a reverse wealth effect on consumer spending, as the reality of evaporating stock market profits sinks in? There is no evidence of this yet, but common sense dictates that there may be.

The likely economic outcome, in our opinion, is not dramatic. The reductions in interest rates, combined with the tax cuts enacted in June and the recent decline in energy prices, ought to be very stimulative and should offset the capital-spending bust. Nevertheless, the risk in this scenario is probably on the downside, as economic weakness has spread to Europe and Asia. This is truly a coordinated, global slowdown.

There has been undue focus on technology stocks in the last few years. A bottom may be near in technology company fundamentals, but it will likely be several years before earnings return to their inflated 2000 levels. We were net buyers of technology stocks in the first quarter as valuations began to look almost reasonable for the first time in many quarters, but we sold into the fierce tech stock rally in April and May. Quite frankly, even though we have been skeptics for some time, the rapidity and the magnitude of the decline in business fundamentals in the sector have been stunning.

Technology valuations are hardly compelling today, and we believe the sector's returns are likely to match the market's, at best, over the next several years. At worst, this will be a bust that, like real estate a decade ago, will take several years to work off the excesses. Our bet is that technology ultimately becomes a very ordinary stock market sector-with good opportunities and plenty of challenges-just as it was in the late 1980s and early 1990s. And we will probably spend much less time discussing it in future letters. As we define it, technology represents about 17% of the portfolio, a low weighting relative to many other funds. We see better opportunities in sectors like health care services and business services, where underlying growth is good and valuations are quite reasonable.

In theory, interest rate cuts should provide an impetus for higher stock prices. "The Fed is your friend," the saying goes, and significant empirical evidence supports the notion that the market advances in the aftermath of rate cuts, of which we now have had six in as many months. In addition, stocks typically rally well ahead of any significant improvement in the economy.

We also believe that mid-cap stocks, while above their March 1999 lows, are still very attractive relative to larger companies. Mid-cap performance cycles tend to be long, and we believe we are just two years into a multiyear upswing relative to large-caps. We are also encouraged that after a period of rampant speculation, the market has rediscovered fundamentals, and long-term investing is fashionable again. Momentum investing is giving way to a sharper appreciation of earnings, cash flows, and valuations. This is a better environment for our valuation- sensitive approach. We believe the fund is well positioned to achieve attractive returns in the years ahead.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee


John F. Wakeman
Executive vice president of the fund

July 22, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                           Percent of
                                                           Net Assets
                                                              6/30/01
--------------------------------------------------------------------------------

Concord EFS                                                       2.4%

AmeriSource Health                                                2.3

Waddell & Reed Financial                                          2.2

Affiliated Computer Services                                      2.0

Western Wireless                                                  1.9

Wellpoint Health Networks                                         1.6

Gilead Sciences                                                   1.6

Omnicare                                                          1.5

Robert Half International                                         1.5

Federated Investors                                               1.5

King Pharmaceuticals                                              1.4

Lattice Semiconductor                                             1.4

Devon Energy                                                      1.4

Republic Services                                                 1.3

MedImmune                                                         1.3

BJ's Wholesale Club                                               1.2

Franklin Resources                                                1.2

Lamar Advertising                                                 1.2

Heller Financial                                                  1.2

Apogent Technologies                                              1.2

Laboratory Corporation of America                                 1.2

SunGard Data Systems                                              1.1

BISYS Group                                                       1.1

Cephalon                                                          1.1

Allergan                                                          1.1

Total                                                            36.9%
--------------------------------------------------------------------------------

Note: Table excludes reserves.

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Institutional Mid-Cap Equity Growth Fund
--------------------------------------------------------------------------------

                  Institutional                                 Lipper
                  Mid-Cap Equity        S&P MidCap              Mid-Cap Growth
                  Growth Fund           400 Index               Fund Index

7/31/96           10,000                10,000                  10,000

6/30/97           13,227                11,504                  12,291

6/30/98           16,819                13,734                  16,124

6/30/99           19,707                16,250                  18,652

6/30/00           23,053                25,342                  22,194

6/30/01           25,100                17,839                  22,320


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.Institutional Mid-Cap Equity Growth Fund

Institutional Mid-Cap Equity Growth Fund

Periods Ended 6/30/01

                                             Since          Inception
         1 Year            3 Years       Inception               Date
--------------------------------------------------------------------------------

         0.57%             11.45%           17.74%            7/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


Portfolio Highlights

Contributions to the Change in Net Asset Value per Share
--------------------------------------------------------------------------------

6 Months Ended 6/30/01

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

KLA-Tencor                                                         15(cents)

Gilead Sciences                                                     9

Electronic Arts                                                     8

Concord EFS                                                         7

Lattice Semiconductor                                               7

BJ's Wholesale Club                                                 7

Peregrine Systems                                                   7

Best Buy                                                            7

Novellus Systems                                                    7

Affiliated Computer Services                                        6
--------------------------------------------------------------------------------

Total                                                              80(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Waters Corporation                                                -24(cents)

Exodus Communications                                              20

NetIQ                                                              13

McLeodUSA                                                           9

Waddell & Reed Financial                                            8

Crown Castle                                                        7

Sepracor                                                            7

Affymetrix**                                                        6

Internet Security Systems                                           6

Informatica                                                         6

--------------------------------------------------------------------------------
Total                                                            -106(cents)
--------------------------------------------------------------------------------


12 Months Ended 6/30/01

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Concord EFS                                                        27(cents)

AmeriSource Health                                                 25

Affiliated Computer Services                                       24

Lincare                                                            24

Omnicare                                                           18

Gilead Sciences                                                    16

Heller Financial                                                   15

SunGard Data Systems                                               14

TJX                                                                14

King Pharmaceuticals*                                              13
--------------------------------------------------------------------------------

Total                                                             190(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Exodus Communications*                                            -24(cents)

Allegiance Telecom                                                 19

Circuit City Stores**                                              17

Sepracor                                                           15

McLeodUSA                                                          13

Analog Devices                                                     13

QLT                                                                13

Waters Corporation                                                 13

Xilinx                                                             13

Crown Castle                                                       12
--------------------------------------------------------------------------------

Total                                                            -152(cents)
--------------------------------------------------------------------------------

*    Position added
**   Position eliminated


Financial Highlights
Institutional Mid-Cap Equity Growth Fund
(Unaudited)

For a share outstanding throughout each period
--------------------------------------------------------------------------------

              6 Months        Year                                     7/31/96
                 Ended       Ended                                     Through
               6/30/01    12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET VALUE
Beginning of
  period       $  19.84   $  20.07   $  16.28   $  13.69   $  11.59   $  10.00

Investment activities
  Net investment
  income (loss)   (0.02)     (0.04)     (0.02)     (0.04)     (0.01)*     0.02*
  Net realized
  and unrealized
  gain (loss)     (0.16)      1.59       4.08       2.94       2.14       1.59

  Total from
  investment
  activities      (0.18)      1.55       4.06       2.90       2.13       1.61

Distributions
  Net investment
  income           --         --         --         --         --        (0.02)
  Net realized
  gain             --        (1.78)     (0.27)     (0.31)     (0.03)      --

  Total
  distributions    --        (1.78)     (0.27)     (0.31)     (0.03)     (0.02)

NET ASSET VALUE

End of period  $  19.66   $  19.84   $  20.07   $  16.28   $  13.69   $  11.59
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)   (0.91)%     7.86%     25.10%     21.45%     18.39%*    16.10%*

Ratio of total
expenses to
average net
assets              0.66%!    0.65%      0.70%      0.85%      0.85%*     0.85%*!

Ratio of net
investment income
(loss) to average
net assets        (0.21)%   (0.20)%    (0.13)%    (0.35)%    (0.12)%*     0.43%*!

Portfolio
turnover rate       45.7%!    67.5%      55.4%      52.8%      41.0%      31.3%!

Net assets,
end of period  $292,735   $308,336   $265,724   $131,575   $ 57,974   $ 14,367

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 0.85% voluntary expense limitation in effect through 12/31/97.
     !    Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
Institutional Mid-Cap Equity Growth Fund
June 30, 2001 (Unaudited)

                                                    Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

COMMON STOCKS  97.8%


FINANCIAL  12.4%

Bank and Trust                                                              1.0%

North Fork Bancorporation                           75,400      $         2,337

Silicon Valley Bancshares *                         24,500                  539

                                                                          2,876

Insurance  4.3%

ACE                                                 67,100                2,623

MGIC Investment                                     23,000                1,671

Progressive                                         22,700                3,069

Protective Life                                     58,600                2,014

Radian                                              76,800                3,107

Willis *                                             6,000                  106

                                                                         12,590

Financial Services  7.1%

Capital One Financial                               32,300                1,938

E*TRADE Group *                                     54,100                  349

Federated Investors (Class B)                      133,900                4,312

Franklin Resources                                  78,800                3,607

Heller Financial                                    86,000                3,440

Instinet *                                           8,600                  160

Legg Mason                                          11,000                  547

Waddell & Reed Financial
(Class A)                                          203,850                6,472

                                                                         20,825

Total Financial                                                          36,291


HEALTH CARE  20.7%

Pharmaceuticals  4.4%

Allergan                                            38,500                3,292

King Pharmaceuticals *                              78,600                4,225

Shire Pharmaceuticals ADR *                         55,100                3,058

Teva Pharmaceutical ADR                             37,100                2,311

                                                                         12,886

Biotechnology  7.4%

Abgenix *                                           16,300                  733

Alkermes *                                          34,800                1,221

Cephalon *                                          47,000                3,313

Gilead Sciences *                                   81,400                4,737

Human Genome Sciences *                             21,800                1,313

IDEC Pharmaceuticals *                              32,100                2,173

Invitrogen *                                        31,600                2,269

MedImmune *                                         78,900                3,724

QLT *                                               25,000                  490

Sepracor *                                          30,400      $         1,210

Vertex Pharmaceuticals *                            11,000                  545

                                                                         21,728

Medical Instruments and Devices  2.4%

Apogent Technologies *                             139,000                3,419

Cytyc *                                             64,600                1,489

Waters Corporation *                                72,000                1,988

                                                                          6,896

Health Care Services  6.2%

Health Management (Class A) *                      115,200                2,424

Laboratory Corporation
  of America *                                      44,000                3,384

Lincare *                                          106,600                3,199

Omnicare                                           215,900                4,361

WebMD *                                             21,800                  153

Wellpoint Health Networks *                         50,300                4,740

                                                                         18,261

Pharmaceuticals and Biotechnology  0.3%

IVAX *                                              23,000                  897

                                                                            897

Total Health Care                                                        60,668


CONSUMER  7.8%

Soft Goods Retailers  1.0%

TJX                                                 91,300                2,910

                                                                          2,910

Hard Goods Retailers  5.8%

Best Buy *                                          29,600                1,880

BJ's Wholesale Club *                               68,400                3,643

Dollar Tree Stores *                               100,400                2,795

Family Dollar Stores                               125,600                3,219

O'Reilly Automotive *                               93,100                2,672

Whole Foods Market *                                99,100                2,686

                                                                         16,895

Consumer Non-Durables  0.2%

Garmin *                                            27,200                  621

                                                                            621

Restaurants  0.8%

Outback Steakhouse *                                80,900                2,330

                                                                          2,330

Total Consumer                                                           22,756


TECHNOLOGY  16.9%

Computer Software  5.0%

Adobe Systems                                        8,800                  414

Electronic Arts *                                   55,200      $         3,196

Informatica *                                       45,800                  795

Internet Security Systems *                         37,500                1,821

Intuit *                                            50,000                1,999

Mercury Interactive *                               39,100                2,342

NetIQ *                                             37,680                1,179

Peregrine Systems *                                102,000                2,958

                                                                         14,704

Semiconductors and Components  5.9%

Analog Devices *                                    52,800                2,284

KLA-Tencor *                                        55,500                3,245

Lattice Semiconductor *                            170,300                4,155

Maxim Integrated Products *                         54,600                2,414

Molex (Class A)                                     45,550                1,358

Novellus Systems *                                  44,000                2,499

Xilinx *                                            32,300                1,332

                                                                         17,287

Networking and Telecom Equipment  1.1%

Brocade Communications Systems *                    14,500                  638

McDATA *                                            23,800                  418

Newport                                             16,100                  427

ONI Systems *                                       27,400                  764

Sonus Networks *                                    41,100                  960

                                                                          3,207

E-Commerce  2.3%

CNET Networks *                                     50,200                  653

Exodus Communications *                            170,700                  352

HomeStore.com *                                     56,900                1,989

RealNetworks *                                      70,000                  822

VeriSign *                                          48,300                2,898

                                                                          6,714

Computer Hardware/Peripherals  2.6%

Celestica *                                         18,000                  927

Flextronics *                                       86,400                2,256

Jabil Circuit *                                     88,500                2,731

Sanmina *                                           65,300                1,529

                                                                          7,443

Total Technology                                                         49,355


BUSINESS SERVICES  30.1%


Telecom Services  6.5%

Adelphia Communications *                           45,800                1,878

Allegiance Telecom *                               140,900                2,112

Charter Communications
  (Class A) *                                      115,000      $         2,685

Crown Castle *                                     103,300                1,694

McLeodUSA *                                         45,000                  207

Rogers Communications                              117,900                1,786

Triton PCS *                                        76,100                3,120

Western Wireless *                                 127,000                5,461

                                                                         18,943

Computer Services  8.3%
Affiliated Computer Services
  (Class A) *                                       82,500                5,932

BISYS Group *                                       56,300                3,322

Ceridian *                                          91,000                1,744

Concord EFS *                                      137,600                7,157

SABRE *                                             55,700                2,785

SunGard Data Systems *                             111,800                3,355

                                                                         24,295

Distribution  3.0%

AmeriSource Health *                               122,500                6,774

MSC *                                               53,400                  929

Sysco                                               45,500                1,236

                                                                          8,939

Media and Advertising  3.8%

Catalina Marketing *                                75,000                2,288

Cox Radio (Class A) *                               83,000                2,312

Entercom Communications *                           18,700                1,002

Lamar Advertising *                                 79,700                3,507

TMP Worldwide *                                     34,000                2,040

                                                                         11,149

Environmental  1.3%

Republic Services (Class A) *                      191,400                3,799

                                                                          3,799

Miscellaneous Business Services  5.2%

Choicepoint *                                       31,200                1,312

Iron Mountain *                                     51,000                2,287

KPMG Consulting *                                  142,900                2,193

Manpower                                           104,600                3,128

Robert Half International *                        174,800                4,351

Viad                                                68,900                1,819

                                                                         15,090

Transportation  0.8%

C.H. Robinson Worldwide                             23,800                  664

Expeditors International
  of Washington                                     28,200                1,692

                                                                          2,356

Utilities  1.2%

Aquila (Class A) *                                  53,000      $         1,307

Orion Power Holdings *                              78,000                1,857

Reliant Resources *                                 19,000                  469

                                                                          3,633

Total Business Services                                                  88,204


ENERGY  5.8%

Exploration and Production  2.5%

Devon Energy                                        76,500                4,016

Ocean Energy                                       184,900                3,227

                                                                          7,243

Energy Services  3.3%

BJ Services *                                       92,000                2,611

Diamond Offshore Drilling                           90,900                3,004

Smith *                                             33,000                1,977

Tidewater                                           54,400                2,051

                                                                          9,643

Total Energy                                                             16,886


INDUSTRIAL  3.4%

Defense & Aerospace  0.7%

L 3 Communications *                                27,000                2,060

                                                                          2,060

Specialty Chemicals  0.3%

Monsanto                                            23,000                  851

                                                                            851

Machinery  2.4%

Danaher                                             34,000                1,904

Dover                                               34,800                1,310

ITT Industries                                      59,300                2,624

Teleflex                                            30,400                1,338

                                                                          7,176

Total Industrial                                                         10,087


BASIC MATERIALS  0.2%

Mining  0.2%

Peabody Energy *                                    16,000      $           524

Total Basic Materials                                                       524

Total Miscellaneous
Common Stocks 0.5%                                                        1,471

Total Common
Stocks (Cost $215,835)                                                  286,242

Short-Term Investments  2.4%

Money Market Fund  2.4%

Government Reserve Investment
  Fund, 3.90% #                                  7,013,153                7,013

Total Short-Term Investments
(Cost $7,013)                                                             7,013

Total Investments
in Securities
100.2% of Net
Assets (Cost $222,848)                                          $       293,255

Other Assets
Less Liabilities                                                           (520)


NET ASSETS                                                      $       292,735
                                                                ---------------

Net Assets Consist of:

Accumulated net
investment income -
net of distributions                                            $          (309)

Accumulated net
realized gain/loss -
net of distributions                                                     (8,332)

Net unrealized gain (loss)                                               70,407

Paid-in-capital applicable to 14,886,114
shares of $0.0001 par value capital
stock outstanding; 1,000,000,000
shares of the Corporation authorized                                    230,969


NET ASSETS                                                      $       292,735
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         19.66
                                                                ---------------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.


Statement of Operations
Institutional Mid-Cap Equity Growth Fund
(Unaudited)
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/01

Investment Income (Loss)

Income
  Dividend                                                 $      375
  Interest                                                        213
  Securities lending                                               47

  Total income                                                    635

Expenses
  Investment management                                           864
  Custody and accounting                                           64
  Legal and audit                                                   8
  Directors                                                         4
  Shareholder servicing                                             1
  Prospectus and shareholder reports                                1

  Miscellaneous                                                     2

  Total expenses                                                  944

Net investment income (loss)                                     (309)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                        (10,700)
Change in net unrealized gain or loss on securities             7,658
Net realized and unrealized gain (loss)                        (3,042)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   (3,351)
                                                           ----------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Institutional Mid-Cap Equity Growth Fund
(Unaudited)
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/01             12/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $          (309)     $          (639)
  Net realized gain (loss)                         (10,700)              24,541

  Change in net unrealized gain or loss              7,658               (2,969)

  Increase (decrease) in net assets
  from operations                                   (3,351)              20,933

Distributions to shareholders
  Net realized gain                                   --                (25,547)

Capital share transactions *
  Shares sold                                       19,130               73,386
  Distributions reinvested                            --                 22,757
  Shares redeemed                                  (31,380)             (48,917)

  Increase (decrease) in net
  assets from capital
  share transactions                               (12,250)              47,226

Net Assets
Increase (decrease) during period                  (15,601)              42,612
Beginning of period                                308,336              265,724

End of period                              $       292,735      $       308,336
                                           ------------------------------------

*Share information
  Shares sold                                        1,023                3,493
  Distributions reinvested                            --                  1,164
  Shares redeemed                                   (1,681)              (2,350)

  Increase (decrease) in shares outstanding           (658)               2,307

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
Institutional Mid-Cap Equity Growth Fund
June 30, 2001 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Mid-Cap Equity Growth Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on July 31, 1996. The fund seeks to provide long-term capital appreciation through investments in mid-cap stocks with potential for above-average earnings growth.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $65,406,000 and $80,168,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $222,848,000. Net unrealized gain aggregated $70,407,000 at period-end, of which $84,432,000 related to appreciated investments and $14,025,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $145,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.60% of average daily net assets.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $33,000 for the six months ended June 30, 2001, of which $6,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $213,000 and are reflected as interest income in the accompanying Statement of Operations.